EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our
report  included  in  this  Form  10-K  into  the  Company's   previously  filed
Registration Statement File No. 333-61850 on Form S-8.




/s/ ARTHUR ANDERSEN LLP
-----------------------


ARTHUR ANDERSEN LLP


Denver, Colorado,
March 23, 1998.